                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of MetaCreations Corporation (Registration Nos. 333-3070, 333-17209, 333-20939, 333-26557, and 333-28403) of our report dated April 30,
1997, except as to Note 11 which is as of May 29, 1997, relating to the consolidated financial statements of Fractal Design Corporation, which appears in this Form 10-K.

                                          PRICE WATERHOUSE LLP

San Jose, California
March 27, 1998